Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.1732%



        Excess Protection Level
          3 Month Average  6.15%
          March, 1999  6.69%
          February, 1999  6.03%
          January, 1999  5.72%


        Cash Yield                                  19.18%


        Investor Charge Offs                        5.12%


        Base Rate                                   7.37%


        Over 35 Day Delinquency                     4.94%


        Seller's Interest                           6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $40,628,355,078.94


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,576,435,560.45